S000006702 [Member] Investment Strategy - Loomis Sayles Limited Term Government and Agency Fund	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Investments, Risks and Performance Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities.
The Adviser follows a total return-oriented investment approach in selecting securities for the Fund. It seeks securities that will provide the Fund with an average credit quality equal to the credit rating of the U.S. government’s long-term debt and an effective portfolio duration range of two to four years (although not all securities selected will have these characteristics and the Adviser may look for other characteristics if market conditions change). The Fund may invest in securities with credit quality above or below the credit rating of the U.S. government’s long-term debt. In determining credit quality, the Adviser will look to the highest credit rating assigned by S&P Global Ratings (“S&P”), Fitch Investors Services, Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”).
In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, the Adviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments.
In selecting investments for the Fund, the Adviser’s research analysts work closely with the Fund’s portfolio managers to develop an outlook on the economy from research produced by various financial firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank. The analysts also conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace through the use of quantitative tools such as internal and external computer systems and software. The Adviser continuously monitors an issuer’s creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. The Adviser seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment. The Adviser seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities. The Adviser also uses a systematic model based on supply and demand patterns in purchasing and selling certain treasury securities and related derivatives.
In connection with its principal investment strategies, the Fund may also invest in investment grade corporate notes and bonds, collateralized loan obligations, zero-coupon bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), other privately placed investments such as private credit investments, asset-backed securities and mortgage-related securities including mortgage dollar rolls, and when-issued securities, delayed delivery securities and/or forward commitment securities. Except as provided above or as required by applicable law, the Fund is not limited in the percentage of its assets that it may invest in these instruments.